                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                April 27, 1999


                        HERITAGE FINANCIAL CORPORATION
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


         WASHINGTON                   0-29480                  91-1857900
----------------------------      ---------------          ------------------
(State or other jurisdiction       (Commission                IRS Employer
      of incorporation)             File Number)            Identification No.



                     205 Fifth Avenue S.W.
                          Olympia WA                         98501
           -----------------------------------------      ----------
           (Address of principal executive officers:      (Zip Code)


      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------
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ITEM 5 -- OTHER EVENTS

On April 27, 1999, Heritage Financial Corporation ("Heritage") held its Annual Shareholders Meeting. Due to the fact that fewer than fifty percent of Heritage's shares were represented at the meeting in person or by proxy, the meeting was adjourned until May 11, 1999 at 11:00 a.m. Pacific Daylight Time at the headquarters of Heritage Financial Corporation, 201 5th Avenue SW, Olympia, Washington 98501-1114 in the 4th Floor Board Room.


ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial statements -- not applicable

     (b)   Pro forma financial information -- not applicable

     (c)   Exhibits -- not applicable.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: May 4, 1999

                                       HERITAGE FINANCIAL CORPORATION


                                       By:  /s/ Donald V. Rhodes
                                            --------------------
                                            Donald V. Rhodes
                                            Chairman, President and Chief
                                            Executive Officer